EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report in this Form 10-K, into the Company's previously filed S-1 Registration Statement File No. 333-1926.

                                                 /s/ Arthur Andersen LLP
                                                 _______________________


Baltimore, Maryland
September 25, 1998